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                               CIENA CORPORATION

                    1996 OUTSIDE DIRECTORS STOCK OPTION PLAN


         1.      ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

                 1.1 ESTABLISHMENT. The Ciena Corporation 1996 Outside Directors Stock Option Plan (the "Plan") is hereby established effective as of June 21, 1996 (the "Effective Date").

                 1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain highly qualified persons to serve as Outside Directors of the Company and by creating additional incentive for Outside Directors to promote the growth and profitability of the Participating Company Group.

                 1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.

         2.      DEFINITIONS AND CONSTRUCTION.

                 2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                          (a)     "BOARD" means the Board of Directors of the
Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                          (b)     "CODE" means the Internal Revenue Code of
1986, as amended, and any applicable regulations promulgated thereunder.

                          (c)     "COMMITTEE" means a committee of the Board
duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.




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                          (d)     "COMPANY" means Ciena Corporation, a
Delaware corporation, or any successor corporation thereto.

                          (e)     "CONSULTANT" means any person, including an
advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                          (f)     "DIRECTOR" means a member of the Board or the
board of directors of any other Participating Company.

                          (g)     "EMPLOYEE" means any person treated as an
employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

                          (h)     "EXCHANGE ACT" means the Securities Exchange
Act of 1934, as amended.

                          (i)     "FAIR MARKET VALUE" means, as of any date, if
there is then a public market for the Stock, the closing price of the Stock (or the mean of the closing bid and asked prices of the Stock if the Stock is so reported instead) as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, the NASDAQ National Market System or such other national or regional securities exchange or market system constituting the primary market for the Stock. If the relevant date does not fall on a day on which the Stock is trading on NASDAQ, the NASDAQ National Market System or other national or regional securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                          (j)     "OPTION" means a right to purchase Stock
(subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan.

                          (k)     "OPTIONEE" means a person who has been
granted one or more Options.

                          (l)     "OPTION AGREEMENT" means a written agreement
between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee.





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                          (m)     "OUTSIDE DIRECTOR" means a Director of the
Company who is not an Employee.

                          (n)     "PARENT CORPORATION" means any present or
future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                          (o)     "PARTICIPATING COMPANY" means the Company or
any Parent Corporation or Subsidiary Corporation.

                          (p)     "PARTICIPATING COMPANY GROUP" means, at any
point in time, all corporations collectively which are then Participating Companies.

                          (q)     "RULE 16B-3" means Rule 16b-3 as promulgated
under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                          (r)     "SERVICE" means the Optionee's service with
the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.

                          (s)     "STOCK" means the common stock, par value
$0.01, of the Company, as adjusted from time to time in accordance with Section 4.2.

                          (t)     "SUBSIDIARY CORPORATION" means any present or
future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                 2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and use of the term "or" shall include the conjunctive as well as the disjunctive.





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         3.      ADMINISTRATION.

                 3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

                 3.2 LIMITATIONS ON AUTHORITY OF THE BOARD. Notwithstanding any other provision herein to the contrary, the Board shall have no authority, discretion, or power to select the Outside Directors who will receive Options, to set the exercise price of the Options, to determine the number of shares of Stock to be subject to an Option or the time at which an Option shall be granted, to establish the duration of an Option, or to alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan subject to the provisions of the Plan.

         4.      SHARES SUBJECT TO PLAN.

                 4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be ONE HUNDRED FIFTY THOUSAND (150,000) and shall consist of authorized but unissued shares or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

                 4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the "Initial Option" and "Annual Option" (as defined in Section 6.1), and to any outstanding Options, and in the exercise price of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an "Ownership Change Event" as defined in Section 8.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment,





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the number of shares subject to, and the exercise price of, the outstanding
Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option.

         5.      ELIGIBILITY AND TYPE OF OPTIONS.

                 5.1 PERSONS ELIGIBLE FOR OPTIONS. An Option shall be granted only to a person who, at the time of grant, is an Outside Director.

                 5.2 OPTIONS AUTHORIZED. Options shall be nonstatutory stock options; that is, options which are not treated as incentive stock options within the meaning of Section 422(b) of the Code.

         6. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                 6.1 AUTOMATIC GRANT OF OPTIONS. Subject to execution by an Outside Director of the appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

                          (a)     INITIAL OPTION.  Each person who (i) is
elected an Outside Director on the Effective Date, or (ii) first becomes an Outside Director after the Effective Date shall be granted an Option to purchase FIFTEEN THOUSAND (15,000) shares of Stock on the Effective Date or the date he or she first becomes an Outside Director, respectively (an "Initial Option"). Notwithstanding anything herein to the contrary, an Initial Option shall not be granted to a Director of the Company who previously did not qualify as an Outside Director but subsequently becomes an Outside Director as a result of the termination of his or her status as an Employee.

                          (b)     ANNUAL OPTION.  Effective after the Company
has a class of its securities registered under the Securities Exchange Act of 1934, as amended, each Outside Director (including any Director of the Company who previously did not qualify as an Outside Director but who subsequently becomes an Outside Director) shall be granted, on the date immediately following the date of each annual meeting of the stockholders of the Company (an "Annual Meeting") following which such person remains an Outside Director, an Option to purchase FIVE THOUSAND (5,000) shares of Stock (an "Annual Option"). Notwithstanding the foregoing, the number of shares that





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may be purchased under an Annual Option by an Outside Director who has not served continuously as a Director of the Company for at least twelve (12) months as of the date immediately following the date of such Annual Meeting shall be FIVE THOUSAND (5,000) times a fraction, the numerator of which is the number of complete months the Outside Director has continuously served as a Director of the Company as of the date immediately following the Annual Meeting and the denominator of which is twelve (12).

                          (c)     RIGHT TO DECLINE OPTION.  Notwithstanding the
foregoing, any person may elect not to receive an Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.

                 6.2 DISCRETION TO VARY OPTION SIZE. Notwithstanding any provision of the Plan to the contrary, the Board may, in its sole discretion, increase or decrease the number of shares of Stock that would otherwise be subject to one or more Initial Options or Annual Options to be granted pursuant to Section 6.1 if, at the time of such exercise of discretion, (a) the "disinterested administration" provisions contained in paragraph (c)(2)(i) of Rule 16b-3 are no longer applicable to any employee benefit plan maintained by a Participating Company and (b) the exercise of such discretion would not otherwise preclude any transaction in an equity security of the Company by an officer or Director of a Participating Company from being exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3.

                 6.3 EXERCISE PRICE. The exercise price per share of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the date the Option is granted.

                 6.4 EXERCISE PERIOD. Each Option shall terminate and cease to be exercisable on the date ten (10) years after the date of grant of the Option unless earlier terminated pursuant to the terms of the Plan or the Option Agreement.





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                 6.5      RIGHT TO EXERCISE OPTIONS.

                          (a)     INITIAL OPTION.  Except as otherwise provided
in the Plan or in the Option Agreement, an Initial Option shall (i) first become exercisable on the date which is one (1) year after the date on which the Initial Option was granted (the "Initial Option Vesting Date"); and (ii) be exercisable on and after the Initial Option Vesting Date and prior to the termination thereof in an amount equal to the number of shares of Stock initially subject to the Initial Option multiplied by the Vested Ratio as set forth below, less the number of shares previously acquired upon exercise thereof. The Vested Ratio described in the preceding sentence shall be determined as follows:

                                                                Vested Ratio
                                                                ------------

          Prior to Initial Option Vesting Date                       0

          On Initial Option Vesting Date,                            1/3
          provided the Optionee's Service
          is continuous from the date of grant
          of the Initial Option until the
          Initial Option Vesting Date

          Plus
          ----

          For each full year of                                      1/3
          of the Optionee's continuous
          Service from the Initial Option
          Vesting Date until the Vested
          Ratio equals 1/1, an additional

                          (b)     ANNUAL OPTION.  Each Annual Option grant
shall be exercisable in full one year after the date of grant of such Annual Option.

                 6.6      PAYMENT OF EXERCISE PRICE.

                          (a)     FORMS OF CONSIDERATION AUTHORIZED.  Except as
otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of





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Governors of the Federal Reserve System) (a "Cashless Exercise"), or (iv) by
any combination thereof.

                          (b)     TENDER OF STOCK.  Notwithstanding the
foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                          (c)     CASHLESS EXERCISE.  The Company reserves, at
any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

                 6.7 TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon exercise thereof. The Company shall have no obligation to deliver shares of Stock until the Participating Company Group's tax withholding obligations have been satisfied.

         7.      STANDARD FORM OF OPTION AGREEMENT.

                 7.1 INITIAL OPTION. Unless otherwise provided for by the Board at the time an Initial Option is granted, each Initial Option shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement for Outside Directors (Initial Option) adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

                 7.2 ANNUAL OPTION. Unless otherwise provided for by the Board at the time an Annual Option is granted, each Annual Option shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement for Outside Directors (Annual Option) adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.





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                 7.3      AUTHORITY TO VARY TERMS.  Subject to the limitations
set forth in Section 3.2, the Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by the Optionee upon the exercise of an Option in the event such Optionee's Service is terminated for any reason. In no event, however, shall the Board be permitted to vary the terms of any standard form of Option Agreement if such change would cause the Plan to cease to qualify as a formula plan pursuant to Rule 16b-3 at any such time as any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act.

         8. TRANSFER OF CONTROL. A "TRANSFER OF CONTROL" shall be deemed to have occurred in the event any of the following occurs with respect to the Company.

                          (a)     the direct or indirect sale or exchange by
the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Acquiring Corporation as defined below after such sale or exchange;

                          (b)     a merger or consolidation where the
stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Acquiring Corporation as defined below after such merger or consolidation;

                          (c)     the sale, exchange, or transfer of all or
substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations (as defined in paragraph 1 above) of the Company); or

                          (d)     a liquidation or dissolution of the Company.

                 Thirty (30) days prior the proposed effective date of any Transfer of Control, each Optionee under a stock option agreement outstanding for 335 days or more shall be credited, as of the proposed effective date of the Transfer of Control, and if still serving as a director of the Company on that date, with 100% of such shares, for purposes of determining the percentage of shares which shall be immediately





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exercisable and/or fully vested under each such stock option agreement.  Other options, except as set forth below, shall not be affected.

                 Furthermore, in the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), shall either assume the Company's rights and obligations under outstanding stock option agreements or substitute options for the Acquiring Corporation's stock for such outstanding Options. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding Options in connection with the Transfer of Control, any unexercisable and/or unvested shares subject to such outstanding stock option agreements shall be immediately exercisable and fully vested as of the date thirty (30) days prior to the proposed effective date of the Transfer of Control. The exercise and/or vesting of any Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

         9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

         10. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.





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         11.     TERMINATION OR AMENDMENT OF PLAN.  The Board may terminate or amend the Plan at any time. However, subject to changes in the law or other legal requirements that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the total number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), and (b) no expansion in the class of persons eligible to receive Options. Furthermore, to the extent required by Rule 16b-3, provisions of the Plan addressing eligibility to participate in the Plan and the amount, price and timing of Options shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is necessary to comply with any applicable law or government regulation.

         IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Ciena Corporation 1996 Outside Directors Stock Option Plan was duly adopted by the Board on June 21, 1996.



                                        Secretary


                                           /s/ G. ERIC GEORGATOS
                                        --------------------------------



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